DOCUMENT-COUNT>              1
SROS>                        none
FILER>
     CIK>                    0001209709
     CCC>                    yesroi#7
     FILE-NUMBER>            333-102038
/FILER>
DOCUMENT>
     TYPE>                   497
     DESCRIPTION>            Citigroup Diversified Futures Fund L.P.
TEXT>


                          Citigroup Managed Futures LLC
                            399 Park Avenue 7th Floor
                               New York, NY 10022

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Citigroup Diversified Futures Fund L.P.
         Supplement to Registration Statement on Form S-1
         File No. 333-102038
Ladies and Gentlemen:

     On Behalf of Citigroup Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated June 30, 2003 to the Partnership's final prospectus dated March 27, 2003.

Should you have any questions, please telephone me at 212-559-5046.

Very truly yours,

/s/  Daniel R. McAuliffe, Jr.
     Daniel r. McAuliffe, Jr.
     Chief Financial Officer and
     Director

Enclosures

                                    Citigroup
                          Diversified Futures Fund L.P.
                                    June 2003

The redemption net asset value for Citigroup Diversified Futures Fund L.P. was $965.22 per unit at the end of June, down 9.7% for the month.

The trends that powered performance for the first month of the Fund's trading persisted through first half of June but then in mid-month, global interest rates and currency markets reversed course and resulted in losses for the Fund's advisors. Of note is that nearly simultaneously, equity markets have strengthened. Trading in stock market indices was one bright spot for the Managed Futures Portfolio.

In U.S. interest rate trading, short rates and the 5-year Treasury Note reversed their previous climb to end the month lower. In Europe, bond prices fell as stock prices lessened demand for government debt intermediate-term German yields rose after reaching 30-year lows. The currency markets saw the largest losses as the Euro moved a full five cents against the U.S. dollar from high to low on mixed economic reports and concerns over the demand for European exports.

The metals sector was down in June primarily due to the poor performance of gold. After rallying for most of April and May, gold fell by over 5% in June. In agricultural trading, profits in sugar were not enough to overcome losses in cotton and cocoa.

Not all markets were down for the month, as profits were gained in U.S. and Japanese stock index trading on expectations in the market for reviving economic growth and resolving Japanese financial markets concerns.

If you have any questions regarding the Fund or would like information about other Citigroup managed futures investment opportunities, please contact your Smith Barney Financial Consultant.



Citigroup Managed Futures LLC

                                    Citigroup
                          Diversified Futures Fund L.P.
                                Account Statement
                             For the Period June 1,
                              Through June 30, 2003

                                                      Percent
                                                     of Average
                                                     Net Assets

Realized losses from trading           $(2,390,043)     (2.94)%
Change in unrealized gains/losses
     from trading                       (6,089,926)     (7.47)
                                       -----------      -----
                                        (8,479,969)    (10.41)
Add, Brokerage commissions
     and clearing fees ($16,545)           408,617       0.50
                                       -----------      -----
Net realized and unrealized losses      (8,888,586)    (10.91)
Interest Income                             56,164       0.07
                                       -----------      -----
                                        (8,832,422)    (10.84)
                                       -----------      ------
Less, Expenses:
     Management fees                       128,332       0.16
     Incentive fees                       (632,775)     (0.78)
     Other expenses                         15,476       0.02
                                       -----------      -----
                                          (488,967)     (0.60)
                                       -----------      -----
Net Loss                                (8,343,455)    (10.24)%
                                                        -----


Additions (43,766.7843 L.P. units
at May 31, 2003 net asset
value per unit of $1,068.71)            46,774,000
                                       -----------
Increase in net assets                  38,430,545
Net assets May 31, 2003 (Note 1)        38,891,138
                                       -----------
Net assets June 30, 2003               $77,321,683
                                       ------------

Net Asset Value per unit
  ($77,321,683/80,748.7843 Units)          $957.56
                                       ------------

Redemption value per unit  (Note 1)        $965.22
                                       ------------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $965.22.

The net asset value per unit of $957.56 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.


   By:  /s/ Daniel R. McAuliffe, Jr.
        ---------------------------------
        Daniel R. McAuliffe, Jr.
        Chief Financial Officer and Director

   Citigroup Managed Futures LLC
   General Partner, Citigroup
   Diversified Futures Fund L.P.